orgenesis

Unlocking the Power of Cell and Gene Therapy for All



Forward Looking Statements

This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements involve substantial uncertainties and risks and are based upon our current expectations, estimates and projections and reflect our beliefs and assumptions based upon information available to us at the date of this release. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, but not limited to, our reliance on, and our ability to grow, our point-of-care cell therapy platform; our ability to achieve and maintain overall profitability; the development of our POCare strategy; the sufficiency of working capital to realize our business plans; our ability to retain key employees; uncertainties regarding the commercial success of our product candidates; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for our clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from our clinical studies; whether and when any such regulatory authorities may approve our development products, and, if approved, whether such product candidates will be commercially successful; uncertainties regarding the impact of COVID-19 on our business, operations and financial results; our ability to satisfy the rigorous regulatory requirements for new procedures; our competitors developing better or cheaper alternatives to our products and services and the risks and uncertainties discussed under the heading "RISK FACTORS" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31 2019, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to revise or update any forward-looking statement for any reason.

Corporate Overview

Orgenesis is a global biotech company working to realize affordable breakthroughs in advanced medicines with a proprietary POCare Platform.

Vision: To unlock the curing powers of cell and gene therapy and make it accessible to all.

Mission: To create and orchestrate the entire cell and gene therapy (CGT) value chain from research and licensing, through to clinical trials, processing, and distribution at the point of care.

Established in 2011

Publicly traded
(NASDAQ: ORGS)

100 + FT employees

Global footprint
USA, Europe, Israel and South Korea



Achievements

- Built contract development manufacturing organization (CDMO) Masthercell from ~$3 million to >$33 million revenue in 5 years (2014-2019) and sold for $315 million in February 2020 with net proceeds of $127 million
- Developed a three component POCare Platform as a harmonized framework for novel CGTs to reach patients at the point of care
- Purchased and in/out licensed pipeline of 25 therapies, and growing
- Acquisition of Koligo Therapeutics and Tissue Genesis builds on POCare Therapy and Technology portfolios
- Signed POCare Network contracts expected to generate more than $40 million in revenue over the next three years if fully realized

orgenesis

What are Cell & Gene Therapies

- Traditional biopharmaceutical treatments use proteins for therapeutic applications
- Cell therapies use manipulated genes and cells for therapeutic applications
- Autologous cell and gene therapies use a patient's own cells to create the treatment



1.
Cells harvested from patient
2.
In lab, virus altered so cannot reproduce
3.
A gene is inserted into the virus
4.
Altered virus mixed with patient's cells
5.
Cells become genetically altered
6.
Altered cells injected into patient's body
7.
Altered cells produce desired protein

Cell & Gene Therapies are the Future

Harvesting and manipulating individual (autologous) human cells or cell material that are given back to the patient as therapies has tremendous potential for applications in oncology, immunology, genetic and metabolic disorders, and more.



Global Cell &
Gene Medicine Market
Global market volume [USD bn]
Global annual growth rate (CAGR, %)
160
140
120
100
80
60
40
20
0
15%
33%
21
23
26
30
36
44
56
75
105
150
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

~$26 billion
Current value of global cell & gene medicine market

~$150 billion
Market volume anticipated by 2025

+33%
Annual growth expected between 2020-2025

Source: Roland Berger Focus: Regenerative Medicine Sept 2017.



Ph 3
Ph 1
Ph 2
1,069
Total Regenerative Medicine Clinical Trials

Regenerative Medicine Clinical Trial by phase and Technology Type

Phase 1: 358
across all tech types and indications
- **Gene Therapy:** 117
- **Gene-Modified Cell Therapy:** 187
- **Cell Therapy:** 49
- **Tissue Engineering :** 5

Phase 2: 617
across all tech types and indications
- **Gene Therapy:** 219
- **Gene-Modified Cell Therapy:** 207
- **Cell Therapy:** 168
- **Tissue Engineering :** 23

Phase 3: 94
across all tech types and indications
- **Gene Therapy:** 30
- **Gene-Modified Cell Therapy:** 16
- **Cell Therapy:** 32
- **Tissue Engineering :** 16

Source: Alliance for Regenerative Medicine 2019 Annual Report

We anticipate that by 2020 we will be receiving more than 200 INDs per year… And by 2025, we predict that the FDA will be approving 10 to 20 cell and gene therapy products a year.

-Scott Gottlieb M.D., former Commissioner of U.S. Food and Drug Administration

What's Holding CGTs Back?

Centralized, non-automated processes that are high risk, high cost and have complicated logistics.
These innovative drugs ultimately cannot be commercialized because of the complexity and cost.



Tumor Cell Collection
Kit Production
Collection and pack-out
Transit
Reciept and inventory
Storage and Monitoring
Transit
Apheresis Collection
Kit Production
Collection and pack-out
Transit
Cell Therapy Manufacturing
Therapy To Patient
Transit
Distribution
Storage and Monitoring
Reciept and inventory
Transit
Product Acquisition
Clinical Investigator
Administration Kit Production



Pricing the Cure
Price in U.S. Dollars
$3.0M
1.5M
1.0M
0.5M
0
Yescarta (Gilead)
Kymriah (Novartis)
Strimvelis (Orchard)
Luxturna (Spark/Roche)
Glybera (UniQure)
Zolgensma* (Novartis)
Zolgensma price is UBS assumption and hasn't been decided
Source : Bloomberg

orgenesis


Automation &
Harmonization
Logistics &
Cost

How is Orgenesis Changing This?

The Orgenesis POCare Platform overcomes conventional processing challenges by enabling sterile, scalable onsite processing making CGTs:

Available: Process development is focused on **quality control (QC), regulatory compliance and harmonization** of integrated closed systems that are customized for each therapy as a total process solution

Affordable: **Localized, automated processes** eliminate complicated logistics and reduce process risk at a reduced price

Accessible: **Point of care** production solutions that scale to bring advanced therapies to market effectively


QUALITY

Quality at the Heart of Everything

Orgenesis puts quality at the heart of the organization with the ambition to **"Design Global and Adapt Local"** through Global Quality Harmonization standards aimed at ensuring **quality comparability across the network** and **application of good biopharmaceutical practices (GxP)** across all activities and throughout therapy lifecycles.

POCare Platform

The Orgenesis POCare Platform is built on three components to expedite development and production of advanced medicines. All work is validated for GMP compliance and harmonized for reproducibility.

POCare Therapies:
Produced at the point of care for better outcomes with drastically lower costs

POCare Technology:
Closed, automated processes are validated for reliability and scalability

POCare Network:
Collaborative research, process development, clinical trials and commercial production with a growing network of hospitals and healthcare providers



1
Therapeutics
GMP
Compliant
orgenesis
Harmonized
Process
2 Technology
Network 3

POCare Therapies Pipeline

Program	Indications	Research	Preclinical	IND enabling studies	Clinical trials	Commercial
Immuno-Oncology						
ORGCAR19 (CD19 CAR-T)	B-ALL, Lymphoma					
MOTC (Metabolic Optimized T-Cells)	Lung Cancer; Melanoma					
DUVAC (Cellular Vaccine)	Solid Tumors; Pancreatic Cancer					
ORGCAR19.22 (CD19.22 CAR-T)	B-ALL					
CAR-NK	Multiple Myeloma, Ovarian Cancer					
Viral Diseases						
SVF-COV	COVID-19 Related ARDS					
RanTop	HPV: Genital Warts; Anal Dysplasia					
AutoVac	COVID-19 Vaccine					
Metabolic & Autoimmune Diseases						
Kyslecel™	Chronic Pancreatitis					
AIP	Type 1 Diabetes; Severe Hypoglycemia-Prone Diabetes following TP					
Bioxome™	Liver, Kidney and Dermatological Diseases					
MSCP	Atopic Dermatitis; Wound Healing					
Vascular & Musculoskeletal Diseases						
Cartil-S , Chondroseall	Osteoarethritis					
SVF-CLI/ED	Erectile Dysfunction, CLI					
Rev-md	Musculoskeletal Diseases					
Kidney Disease						
MSCKD	Acute and Chronic Kidney Diseases					
Evs	Acute and Chronic Kidney Diseases					



Koligo Therapeutics Acquisition

KYSLECEL™ for chronic pancreatitis	• Treatment for chronic pancreatitis: total pancreatectomy + auto-islet transplant (TP+IAT) • US target patient population ~8000 per year • US sales authorized under FDA "361" pathway • US pilot stage commercialization at hospitals in Kentucky and New York with $1.64 million (Nov 2017 - Jan 2020) • 2020 commercial scale-up in process in hospitals in Indianapolis, St. Louis, Cleveland, Houston

"3D-V" platform	• 3D bioprinting of cell/tissue into "spheroids" for transplant using Adipose derived stromal and vascular cells (SVF) to:
	  • Create strong anti-inflammatory & immunomodulatory properties to prevent fibrosis
	  • Induce vascularization of cell/tissue for improved oxygen flow
	  • Maintain patient's immune cells to develop antibodies

KT-PC-301	• KT-PC-301 (autologous SVF cell therapy) for COVID-19 respiratory complications
Pipeline & long-term development	• KT-DM-103 (stylescel-L) for type 1 diabetes with hypoglycemic unawareness • KT-CP-203 for chronic pancreatitis • KT-IN-403 for intraductal papillary mucinous neoplasm (IPMN) • Neural transplants for ALS, Parkinson's, etc. • Hepatocyte transplant for liver failure • Thymus transplant for DiGeorge syndrome

Metabolically Optimized T Cells (MOTC) TILs Therapy – *Clinical/Commercial Stage*

Adoptive cell therapy (ACT) using Tumor-Infiltrating Lymphocytes (TILs) for metastatic melanoma patients

Autologous CD4+ and CD8+ T lymphocytes expanded from tumors in the presence of interleukin-2 (IL-2) alone, or in combination with IL-7, IL-15, and/or IL-21.

Reproducibility of existing TIL therapy is a challenge, including the duration of TIL culture, the number of TILs infused, and the IL-2 dose.

The Orgenesis Metabolically Optimized T Cells (MOTC) process has demonstrated advantages in ACT therapeutics for improved efficiency and scale.

Development Status

- Provisional patent application submitted (2019)
- Global pivotal clinical trial protocol established; principal investigator and site selection ongoing (2020)



Biopsy
TILs
Tumor cells
MOTC
Cell dose
5*10^11

Orgenesis expansion platform using sensor for optimal performance

Autologous CD19.22 CAR-T Therapy

CD19.22 bispecific Chimeric Antigen Receptor T-Cells (CAR-T) for the treatment of B-lineage acute lymphoblastic leukemia (B-ALL)

B-ALL is an aggressive neoplasm of B-lymphocyte precursors that express the pan-B-cell marker CD19 in almost all cases.

The therapy targets a unique sequence of CD-19 and CD-22, inducing a full T-cell response upon engagement of either antigen on target cells in B-ALL patients.

Development Status

- 200 B-ALL patients treated with 1st gen CD19 candidate (low dose, 3x10^5 cells/Kg) at Daopei Hospital: 97% remission rate, low rate of Grade 3 cytokine release syndrome (CRS) (9%, a key safety concern with existing CAR-T treatments), no Grade 4 CRS
- Global pivotal clinical trial protocol established; principal investigator and site selection ongoing (2020)


VL
VH
ScFv
GS linker
CD8 tm
4-1BB
CD3 zeta

DUVAC (Dual Vaccination Therapy)

Antigen presenting cells based anti-cancer immunotherapy targeting Tumor-Associated Antigens (TAAs) for hard-to-treat solid tumors

Dual vaccine cell-based immunotherapy harnesses the immune system's natural ability to recognize and react to foreign Tumor-Associated Antigens (TAAs) to boost and direct against cancer cells.

The whole cancer cell is used as a comprehensive source of antigens and targeting the entire repertoire of tumor cell antigens leaves little possibility of cancer cell evasion.

Development Status

- Manufacturing patent filed; closed system provisional application planned (2020)
- Clinical trial protocol established in pancreatic and cervical cancers; PI and site selection ongoing (2020)


Anti-tumor Immunity Induction
Intradermal injections
Blood Collection
Blood Leukapheresis
Matured DCs
Matured Mphs
Incubation
PBMCs Purification
Irradiated Target Cancer Cells and soluble factors
Adherent Mononuclear Cells
DC and Mph Differentiation
Immature DCs
Immature Mphs

Licensed Therapies and Technology Milestones

2012

02 2012
Insulin Dependent Diabetes
Liver-derived Autologous Insulin Producing Cells (AIPs)

2017

09 2017
Next Generation Scaffold/Microcarriers
Biodegradable and Injectable Cell PGS microcarriers
secant group

H1 2018

05 2018
Liver-Derived Metabolic Disorders Utilizing liver derived mesenchymal-like cells to treat and manage liver diseases
CURE THERAPEUTICS

05 2018
Cell-based Cancer Immunotherapy
NK-NHP-NK cells homing protein targeting solid tumours
CURE THERAPEUTICS

06 2018
Single use Sensors for Bioreactors
MIRCOD

H2 2018

08 2018
Bioxomes for Intracellular Delivery
Bioxome and Redoxome for Liver Disorders and Atopic Dermatitis
Excellbio Ltd.

11 2018
Next Generation Scaffold/Microcarriers
Vascularized Immune Tolerating Scaffold and Dissolvable Microcarriers
NIBN

11 2018
Metabolically Optimized T cells
for Colorectal cancer & Melanoma
orgenesis

12 2018
Next Generation 3D Bio-Printing
Generation of islets-like spheroids
DIGILAB

2019

01 2019
Cell-based Cancer Immunotherapy
CAR-T-VAC69 - Ovarian cancer and Multiple Myeloma
Caerus Therapeutics

04 2019
Tumor Cell-based Vaccine
DUVAC cancer vaccine for Pancreatic and other solid tumors
Columbia University in the City of New York

09 2019
Automated QC Technology
Accellix

11 2019
Cell-based Cancer Immunotherapy
CAR-T-CD19 - for B-lineage acute lymphoblastic leukemia (B-ALL)
Kecellitics Biotech

Koligo therapeutics

2020

02 2020
Partnered for Closed Loop Systems for Cell Processing

04 2020
Anti-Viral Therapy via TamirBio Acquisition
Ranpirnase product platform for anti-viral therapies (HPV)
TamirBio

10 2020
Pipeline Expansion via Koligo Therapeutics Acquisition
- Kyslecel™ Autologous Pancreatic Islets for TP
- KT-PC-301 (autologous SVF cell therapy) for COVID-19 respiratory complications
- 3D-V Bioprinting
- Icellator

Koligo therapeutics

10 2020
Tumor Cell-based Vaccine
TRIVAV cancer vaccine for Pancreatic and other solid tumors
Columbia University in the City of New York

An Expanding POCare Network

Orgenesis Development and Service Centers align with global partners, research institutes and hospitals for an expanding number of research programs and clinical trials



Orgenesis Centers

United States (US)
Belgium
Israel
South Korea

Network Hospitals & Partners

North America (US)
California
Kentucky
Maryland
New York
Texas

South America
Panama

Middle East
Dubai
Israel
Saudi Arabia

Europe
Belgium
Greece
Italy
Netherlands
Slovenia
Spain
Switzerland

Asia
Dubai
India
China
South Korea

Australia

Bringing Point of Care Processing to the Hospital

Orgenesis takes a stepwise approach to building an easy to scale, complete solution for POCare Therapies to be produced onsite at hospitals with POCare Technologies.

Research Collaboration

- Therapy licensing
- Clinical trial & regulatory planning
- Quality Management System (QMS) & GAP analysis

Clinical Collaboration

- Clinical trials (CRO services) & regulatory framework
- GMP setup, tech integration & QMS implementation
- Validate closed system GMP process

Mature POC Center

- Multi center, harmonized clinical trials
- Closed system commercial processing "in a box"
- Marketing approvals

In Development: Orgenesis Mobile Processing Units & Labs (OMPULs)



Short Setup Time

Small Footprint

Cost Reduction

Modular

Viral/Non-Viral Processing Capabilities

Robust Onsite Production

Scalable


orgenesis

OMPULs = High Margin, Easily Scalable Business Model



- **Mobility & Flexibility**
  OMPULs will be available as grade A/B or B/C ISO 3 cleanrooms for Current Good Manufacturing Practice (cGMP) compliant processes that can be placed anywhere.

- **Closed Processing**
  OMPULs will be fitted with fully enclosed isolation, transduction, expansion and harvest processes.

- **Simplified Processes**
  OMPULs will feature single-use, customizable cassettes for flexibility and simplified maintenance.

- **Automated Operation**
  OMPULs will include automated single-use sensors to improve monitoring and quality control (QC) with minimal operator involvement.

- **Easy Expansion**
  OMPULs will deliver decreased system footprints that enable simplified process scale up or out.

- **Data Connectivity**
  OMPULs will support secure digital batch monitoring and cloud-based data collection for traceability and quality assurance (QA).

Meet Our Board of Directors



Vered Caplan
Board Chairman & CEO



Yaron Adler
Board Director



Ashish Nanda
Board Director



Guy Yachin
Board Director



David Sidransky
Board Director



Mario Phillips
Board Director

Financial Highlights

Stock Information	
Listing	NASDAQ
Symbol	ORGS
Average Daily Volume (30 Day)	53,960

Share Structure	
Shares Outstanding (as of 21 September)	22.09 M
Market Cap (as of 23 October)	$110.03 M
Cash & Cash Equivalents	$98.10 M
Long-Term Debt (at $7/share conversion)	$10.30M
Ownership of Directors & Executive Officers (as of 17 September)	7.22%

Vered Caplan I CEO
vered.c@orgenesis.com

David Waldman I Investor Relations
dwaldman@crescendo-ir.com

Beth Willers I Media Relations
beth.w@orgenesis.com

